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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 12, 2001


       AMERICAN EXPRESS                    AMERICAN EXPRESS RECEIVABLES
        CENTURION BANK                       FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


      Utah           11-2869526      333-91473          Delaware         13-3854638       333-91473
(State or Other   (I.R.S. Employer  (Commission     (State or Other   (I.R.S. Employer   (Commission
Jurisdiction of    Identification   File Number)    Jurisdiction of    Identification    File Number)
Incorporation or       Number)                      Incorporation or       Number)
 Organization)                                       Organization)


     6985 Union Park Center                      World Financial Center
      Midvale, Utah 84047                           200 Vesey Street
        (801) 565-5000                          New York, New York 10285
                                                     (212) 640-4473

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

             N/A                                           N/A
(Former Name or Former Address,             (Former Name or Former Address,
 if Changed Since Last Report)               if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On June 12, 2001, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2001-6 Supplement, dated as of June 12, 2001. The Series Supplement is attached hereto as Exhibit 5.1.

                  On June 12, 2001, American Express Credit Account Master Trust issued its $577,500,000 Class A Floating Rate Asset Backed Certificates, Series 2001-6 and $56,000,000 Class B Floating Rate Asset Backed Certificates, Series 2001-6 (the "Series 2001-6 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 5.

         Exhibit 5.1 Series 2001-6 Supplement, dated as of June 12, 2001, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        American Express Centurion Bank,
                                        on behalf of the American Express
                                        Credit Account Master Trust


                                        By:       /s/ Maureen A. Ryan
                                            ---------------------------------
                                        Name:     Maureen A. Ryan
                                        Title:    Assistant Treasurer

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        American Express Receivables Financing
                                          Corporation II
                                        on behalf of the American Express Credit
                                          Account Master Trust


                                        By:       /s/ Leslie R. Scharfstein
                                             -----------------------------------
                                        Name:     Leslie R. Scharfstein
                                        Title:    President


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                                  EXHIBIT INDEX
                                  -------------


Exhibit                    Description
-------                    -----------

Exhibit 5.1 Series 2001-6 Supplement, dated as of June 12, 2001, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.